UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2014

Smith & Wesson Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts

01104

(Address of Principal Executive Offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

As described in Item 7.01, we are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on June 19, 2014 discussing our fourth quarter and fully year fiscal 2014 financial and operational results. The disclosure provided in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 7.01. Regulation FD Disclosure.

We are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on June 19, 2014 discussing our fourth quarter and full year fiscal 2014 financial and operational results. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

The text included with this Current Report on Form 8-K and the replay of the conference call and webcast on June 19, 2014 is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.

Certain statements contained in this Current Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding our belief that by maintaining our focus and continuing to execute on our strategy, we will be well positioned to take share and deliver profitability as the consumer market returns to a normalized environment; our estimate of total capital spending for fiscal 2015 as we continue to add modules to our SAP system and tool up for new product introductions; our expectation that we will continue to aggressively buy back shares under the new authorized share repurchase once our trading window is opened after our earnings release; our strategy to not simply react to the market, but rather to manage our business for the long term in a way that gives us the ability to take market share, independent of whether or not the market is growing or shrinking, which drives the way we manage our company, from new product development to operations management to budget planning, and is designed to continue serving us well as the market returns to a more normal environment; our belief that the market should continue to expand; our expectation that we will continue working closely with our distributors and retailers to help make sure their orders accurately reflect their needs; our belief that channel inventory of modern sporting rifles for all brands will work its way through the channel by the end of the calendar year; our belief that our development process for new products remains focused on extending and strengthening our successful M&P and Smith & Wesson brands; our expectation that we will have two meaningful new product announcements coming up within the next 60 days; our belief that the May 2014 transaction strengthens our firearm business with increased flexibility, lower production costs, and reduced risk in our supply chain and also enhances our new product development process; our belief that the conversion of our Houlton, Maine facility to a state-of-the-art precision machining center represents an opportunity to improve efficiencies and reduce our manufacturing costs, while also lowering overall operational risk; our belief that by optimizing our manufacturing footprint, we have also generated space in our facility in Springfield for future growth; our belief that the Houlton conversion remains on track for completion this fall; our continued belief that our industry is in the midst of a long-term and sustainable growth trend, and our objective to grow faster than the market by taking share; our belief that going forward, we remain focused on investing in marketing initiatives that communicate directly with the consumer and raise product and brand awareness, bring to market innovative new products that meet the needs, wants, and desires of a growing and diverse base of responsible firearm users, seeking vertical integration opportunities to improve gross margins and recue risk in our supply chain, and improving the processes we use to operate our business and distribute our products in the marketplace; our estimation of revenue, production days, EPS, tax rate, SAP expense, gross margin, sales, accretion from the acquisition, and ERP conversion expense for future periods; our expectation that over the longer-term, the market should expand about 8% to 10% per annum; our expectation that we will see strengthening in our MSR business in Q3 and into Q4 once the inventory of the other brands really works its way through; our belief that handguns remain strong and that’s why we’re focused on leveraging our strength in handguns where we believe we’ve been taking market share and along the way doing all the smart things to drive profitability, which we think will allow us to deliver a very good performance in a softer market; our belief that we will likely be flat or slightly up with prior year when it comes to handguns; and our belief that the meaningful new products coming along in the next 60 days will help us and be extremely well received by the consumer. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters, including the DOJ and SEC matters; the state of the U.S. economy; general economic conditions and consumer spending patterns; the potential for increased regulation of firearms and firearm-related products; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2014.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

99.1	Transcript of conference call and webcast conducted on June 19, 2014

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: June 20, 2014	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

99.1	Transcript of conference call and webcast conducted on June 19, 2014